Exhibit 32

         CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

                In connection with the Quarterly Report of Emerson Electric Co. (the “Company”) on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. N. Farr, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
          Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David N. Farr
D. N. Farr
Chief Executive Officer
Emerson Electric Co.
August 10, 2004

CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13a-14(b) AND 18 U.S.C. SECTION 1350

                   In connection with the Quarterly Report of Emerson Electric Co. (the “Company”) on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. J. Galvin, Executive Vice President and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
          Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Walter J. Galvin
W. J. Galvin
Executive Vice President and
Chief Financial Officer
Emerson Electric Co.
August 10, 2004